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                                 EXHIBIT 10.73

                     AMENDMENT TO ARTICLES OF INCORPORATION


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                            CERTIFICATE OF AMENDMENT
                                       OF
                   FOURTH RESTATED ARTICLES OF INCORPORATION

James V. Schumacher and Peter L. Millikin certify that:

1. They are the President and Chief Executive Officer and Secretary, respectively, of Biomagnetic Technologies, Inc., a California corporation.

2. Article IV of the Fourth Restated Articles of Incorporation of this corporation is amended to read as follows:

"The corporation is authorized to issue one (1) class of stock to be designated "Common Stock." The total number of shares which the corporation is authorized to issue is Sixty Million (60,000,000) shares, of which all such shares shall be Common Stock, without par value."

3. The foregoing amendment of Fourth Restated Articles of Incorporation has been duly approved by the board of directors.

4. The foregoing amendment of Fourth Restated Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Sections 902 and 903 of the California Corporations Code. The current number of total outstanding shares of the corporation is 10,027,697 shares of Common Stock. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50% of all outstanding shares of Common Stock.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of my own knowledge.

DATED:  March 24, 1995


                                                /s/ James V.  Schumacher
                                           -------------------------------------
                                           President and Chief Executive Officer

                                                /s/ Peter L. Millikin
                                           -------------------------------------
                                                       Secretary